EX-99.906CERT

Certification Pursuant to Rule 30a-2(b)

under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Jonathon Clements, Principal Executive Officer of the Active Weighting Funds ETF Trust (the “Registrant”), certify that:

1.      The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: October 30, 2018

/s/ Jonathon Clements
Jonathon Clements
President

Certification Pursuant to Rule 30a-2(b)

under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Matthew Clements, Principal Financial Officer of the Active Weighting Funds ETF Trust (the “Registrant”), certify that:

1.      The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: October 30, 2018

/s/ Matthew Clements
Matthew Clements
President